SECURED PROMISSORY NOTE



U.S. $10,152,950.00                                             Phoenix, Arizona
No. 1                                                              July 31, 1997


     FOR VALUE RECEIVED, the undersigned (hereinafter the "Maker") promises to pay to the order of FINOVA CAPITAL CORPORATION (the "Lender"), or registered assigns, the principal sum of TEN MILLION ONE HUNDRED FIFTY TWO THOUSAND NINE HUNDRED FIFTY DOLLARS ($10,152,950.00), together with interest thereon from the Closing Date in accordance with the terms of that certain Secured Loan Agreement dated as of July 31, 1997 between Maker, as borrower, and the Lender, as the same may from time to time be amended (the "Loan Agreement"). Capitalized terms used herein and not otherwise defined shall have the same meaning as is ascribed to said terms in the Loan Agreement.

     Each payment required to be made hereunder shall be made via wire transfer of immediately available funds, delivered prior to 12:00 noon, New York time on the date due, to:

                     Citibank
                     New York, New York
                     ABA No.: 021000089
                     In Favor of: FINOVA Capital Corporation
                     Account No.: 4072-7239
                     Reference: CEF/ Mercy Air Service
                     Attention: P. Marchant

or to such other account as the holder hereof may designate by written notice delivered at the Closing Date or thereafter sent pursuant to Paragraph 15 of the Loan Agreement.

     All payments made hereunder shall be applied in accordance with the terms of the the Loan Agreement. If any sum required to be paid hereunder shall not be paid when due, whether by acceleration or otherwise, Maker shall pay post maturity interest at the Interest Rate plus 2%.






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     Notwithstanding any provisions to the contrary herein contained, the Lender shall not collect a rate of interest on any obligation owing by the Maker to the Lender in excess of the maximum rate of interest permitted by applicable law.
The Maker understands and believes that the obligations evidenced by this Note comply with all applicable usury laws; however, if any interest or other charges in connection with the obligations evidenced by this Note are ever determined to exceed the maximum amount permitted by law, then the Maker agrees that (a) the amount of interest or charges payable pursuant to this Note shall be reduced to the maximum amount permitted by law and (b) any excess amount previously collected from the Maker in connection with this Note that exceeded the maximum amount permitted by law, shall be credited against the principal balance of this Note then outstanding. If the outstanding principal balance hereunder has been paid in full, the excess amount shall be refunded to the Maker.

     The contracted for rate of interest with respect to the obligations evidenced by this Note shall include, without limitation, the following:

          (i) the Interest Rate calculated and applied to the principal balance of this Note in accordance with the provisions hereof;

          (ii) post-maturity interest, calculated and applied to the principal balance of this Note in accordance with the provisions hereof;

          (iii) the amounts referred to in Paragraph 14 of the Loan Agreement; and (iv) all fees, charges, goods, things in action or any sum or things of value ("Additional Sums") paid or payable by the Maker in accordance with the provisions of the Loan Agreement or this Note or any other Loan Document, howsoever described. If any such Additional Sums may, under applicable law, be deemed to be interest with respect to the lending transaction which is the subject of this Note and the Loan Agreement, then, for the purpose of any applicable law that may limit the maximum amount of interest to be charged with respect to the lending transaction which is the subject of this Note and Loan Agreement, such Additional Sums shall be payable by Maker as, and shall be deemed to be, Additional Interest, and, for such purposes only, the agreed upon and "contracted for rate of interest" of this transaction shall be deemed to be increased by the rate of interest resulting from the Additional Sums.

     The books and records of the Lender reflecting all amounts payable from time to time pursuant to this Note and other Loan Documents shall be conclusive and


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binding upon the Maker except in the case of manifest error in calculation. The
Lender shall, at the request of Maker, deliver to Maker a statement reflecting how the Lender calculated the amount owed under this Note.

     This Note is the Note referred to in, and the registered holder is entitled to the rights and benefits of, the Loan Agreement, which Loan Agreement, among other things, contains provisions for late payment charges, acceleration of the maturity hereof upon the happening of certain Events of Default specified therein, and for repayments and prepayments of principal prior to the maturity hereof upon the terms and conditions therein specified. This Note is secured by, among other things the Security Agreement and the holder hereof is entitled to the rights and benefits of the Security Agreement and the collateral referred to therein. All of the terms and conditions of the Loan Agreement and the Security Agreement are hereby incorporated by reference herein to the extent necessary for the enforcement hereof. The Maker will keep at its principal corporate offices a register (the "Note Register"), in which, subject to such reasonable regulations as it may prescribe, it will provide for the registration and transfer of the Note consistent with the transfer and assignment provisions contained in the Loan Agreement. The Maker and any agent of the Maker or guarantor may treat the person in whose name this Note is registered as the owner of this Note for the purpose of receiving payment of the principal of and interest and any other amounts, if any, on this Note for all other purposes whatsoever, whether or not this Note be overdue.

     The Maker hereby waives all defenses arising from the Lender's failure to diligently enforce its rights hereunder, presentment, demand, protest and notice of any kind.

     THE MAKER HEREBY WAIVES TRIAL BY JURY IN CONNECTION WITH ANY ACTION ARISING DIRECTLY OR INDIRECTLY OUT OF THIS NOTE AND THE ENFORCEMENT THEREOF.

     The Lender may extend the time of payment of this Note, postpone the enforcement hereof, release any collateral, or grant any other indulgences whatsoever, without affecting or diminishing the Lender's right of recourse against the Maker, as provided herein and in the Loan Agreement and in the other Loan Documents, which right is hereby expressly reserved. The failure to assert any right by the Lender shall not be deemed a waiver thereof.



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     This Note may not be changed or modified orally, nor may any of the provisions hereof be waived orally, and any such change, modification or waiver shall be effective only if set forth in a writing duly executed by the party to be charged therewith.

     In the event that this Note is placed in the hands of an attorney for collection, for protection, preservation or enforcement of the rights of the holder, for suit or to compromise or to take any other action with regard thereto or concerning any collateral provided pursuant to the Security Agreements or, the Maker agrees to pay the reasonable fees and disbursements of said attorney.

     The Maker shall be in default hereunder if the Maker shall fail to pay any principal or interest required to be paid hereunder on the due date for the payment thereof or if there shall occur and be continuing any other Event of Default under the Loan Agreement.

     THIS NOTE SHALL BE DEEMED TO HAVE BEEN MADE IN AND SHALL BE GOVERNED AND INTERPRETED BY THE LAWS OF THE STATE OF ARIZONA AND THE RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, EXCEPT TO THE EXTENT THAT THE LAW OF SOME OTHER JURISDICTION MAY BE MANDATORILY APPLICABLE TO PROCEEDINGS TAKEN FOR THE ENFORCEMENT OF THE RIGHTS HEREUNDER OF THE REGISTERED HOLDER HEREOF; PROVIDED, HOWEVER, THAT ANY REMEDIES HEREIN PROVIDED WHICH SHALL BE VALID UNDER THE LAWS OF THE JURISDICTION WHERE PROCEEDINGS FOR THE ENFORCEMENT THEREOF SHALL BE TAKEN SHALL NOT BE AFFECTED BY THE INVALIDITY OF SUCH RIGHTS AND REMEDIES UNDER THE LAWS OF THE STATE OF ARIZONA.

     The Maker hereby agrees that all actions or proceedings initiated by the Maker and arising directly or indirectly out of this Note shall be litigated exclusively in the Superior Court of Arizona, Maricopa County, or the United States District Court for the District of Arizona (the "Arizona Courts") and that all actions initiated by the Lender and arising directly or indirectly out of this Note may be litigated in any jurisdiction, at the Lender's discretion. The Maker and the Lender hereby: (a) expressly submit and consent in advance to the jurisdiction and venue of the Arizona Courts in any action or proceeding commenced by the Maker or the Lender in any of the Arizona Courts, and (b) agree that jurisdiction and venue is proper in such courts. The Maker waives any claim


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that Phoenix, Arizona or the District of Arizona is an inconvenient forum or an improper forum based on lack of venue. Should either of the Maker or the Lender, as the case may be, after being properly served, fail to appear or answer any summons, complaint, process or paper properly served within 30 days after service thereof, the Maker and the Lender acknowledge that as a result thereof, an order and/or judgment may be entered by the Lender or the Maker against the other as demanded or pleaded for in such summons, complaint, process or papers. The choice of forum set forth herein shall not be deemed to preclude the enforcement by the Lender or the Maker, as the case may be, of any judgment in any other appropriate jurisdiction.

     If any provision of this Note shall be held invalid or inapplicable to any circumstance or in any jurisdiction, such invalidity or inapplicability shall not affect any other provision hereof which can be given effect without regard to the invalid provision, nor to the same provision to the extent valid or enforceable in any other applicable jurisdiction, nor shall any such inapplicability to any circumstance affect the applicability of such terms to any other or different or subsequent circumstances, all of such terms, conditions or provisions are deemed severable.

     This Note will be binding upon the respective successors and permitted assigns of the Maker.





                         [signatures on following page]



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                                             MAKER:

                                             MERCY AIR SERVICE, INC.


                                             By:  /s/ David L. Dolstein
                                                --------------------------------

                                             Name:  David L. Dolstein
                                                  ------------------------------

                                             Title:  President
                                                   -----------------------------


WITNESS:

/s/ Aaron D. Todd
-----------------------------


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